Exhibit 10 (19)

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

as of July 15, 2009

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

Wachovia Bank, National Association, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”) and the parties to the Loan Agreement as lenders (individually, each a “Lender” and, collectively, “Lenders”) and American Biltrite Inc., a Delaware corporation (“ABI”), Ideal Tape Co., Inc., a Delaware corporation (“Ideal Tape”), K&M Associates L.P., a Rhode Island limited partnership (“K&M”; together with ABI and Ideal Tape, the “US Borrowers”), American Biltrite (Canada) Ltd., a Canadian corporation (“Canadian Borrower”; together with US Borrowers, the “Borrowers”), 425 Dexter Associates, L.P., a Rhode Island limited partnership (“Dexter”), Ocean State Jewelry, Inc., a Rhode Island corporation (“Ocean State”), Majestic Jewelry, Inc., a Delaware corporation (“Majestic”), American Biltrite Far East, Inc., a Delaware corporation (“Far East”; together with Dexter, Ocean State and Majestic, the “US Guarantors”) have entered into certain financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated as of June 30, 2009, by and among Agent, Lenders, Borrowers and Guarantors (as amended, the “Loan Agreement”) and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing together with this Amendment No. 1 to Loan and Security Agreement (“Amendment”), as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”).

Borrowers have requested that Agent and Lenders agree to amend the Loan Agreement as set forth herein, and Agent and Lenders have agreed to accommodate Borrowers’ request.  The parties hereto wish to enter into this Amendment to evidence and effectuate such amendments and certain other agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein.

All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

In consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Loan Agreement.

(a)          Letters of Credit.  Effective as of  June 30, 2009, the definition of “Letters of Credit” set forth in Section 1.112 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“1.112  “Letters of Credit” shall mean all letters of credit denominated in US Dollars or Canadian Dollars (whether documentary or stand-by and whether for the purchase of inventory, equipment or otherwise) and banker’s acceptances issued with respect to drafts presented under letters of credit (whether for the purchase of inventory, equipment or otherwise), in each case issued by an Issuing Bank for the account of any Borrower pursuant to this Agreement, and all amendments, renewals, extensions or replacements thereof and including, but not limited to, the Existing Letters of Credit.  The term “banker’s acceptance” as used herein shall refer to a time draft that is an order issued by the beneficiary of a letter of credit as the drawer of the time draft instructing the issuer of the letter of credit as the drawee to pay the amount specified in the time draft that has been accepted by a bank.”

(b)           Wachovia.  Effective as of  June 30, 2009, the definition of “Wachovia” set forth in Section 1.176 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“1.176  “Wachovia” shall mean Wachovia Bank, National Association, a national banking association, in its individual capacity, and its successors and assigns.”

(c)           Conditions Precedent.  The amendment set forth in this Amendment shall not be effective until the receipt by Agent of an original (or faxed or electronic copy) of this Amendment, duly authorized and executed by Borrowers and confirmed by Guarantors.

2.           Effect of this Amendment.  Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.  The Loan Agreement and this Amendment shall be read and construed as one agreement.

3.           Further Assurances.  The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

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4.           Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflict of laws).

5.           Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.           Counterparts.  This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

[SIGNATURE PAGES FOLLOW]

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U.S. BORROWERS		CANADIAN BORROWER

AMERICAN BILTRITE INC.		AMERICAN BILTRITE (CANADA) LTD.

By:	/s/ Richard G. Marcus	By:	/s/ Richard G. Marcus

Title:	President	Title:	President

IDEAL TAPE CO., INC.

By:	/s/ Richard G. Marcus

Title:	President

K&M ASSOCIATES L.P.

By: AIMPAR, Inc., its General Partner

By:	/s/ Richard G. Marcus

Title:	President

[SIGNATURES CONTINUED ON NEXT PAGE] [Signature Page Amendment No.1 ABI]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

U.S. GUARANTORS

425 DEXTER ASSOCIATES, L.P.

By: AIMPAR, Inc., its General Partner

By:	/s/ Richard G. Marcus

Title:	President

OCEAN STATE JEWELRY, INC.

By:	/s/ Richard G. Marcus

Title:	President

AMERICAN BILTRITE FAR EAST, INC.

By:	/s/ Richard G. Marcus

Title:	President

MAJESTIC JEWELRY, INC.

By:	/s/ Richard G. Marcus

Title:	President

[SIGNATURES CONTINUED ON NEXT PAGE]

[Signature Page Amendment No.1 ABI]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ACCEPTED AND AGREED:

AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Mark J. Breier

Title:	Managing Director

ISSUING BANK:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Mark J. Breier

Title:	Managing Director

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Mark J. Breier

Title:	Managing Director

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)

By:	/s/ Laurence S. Forte

Title:	Managing Director

[Signature Page Amendment No.1 ABI]